Exhibit 23.2


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports dated March 4, 1997 incorporated by reference in this Form S-8 and into the Company's previously filed Registration Statement on Form S-8 File No. 333-24803.


                                                  /s/ Arthur Andersen LLP

                                                  ARTHUR ANDERSEN LLP
Boston, Massachusetts
August 5, 1997